Janus Aspen Series

Janus Henderson Overseas Portfolio

Supplement dated July 20, 2023

to Currently Effective Prospectuses

and Statements of Additional Information

Effective on or about August 1, 2023, George P. Maris will no longer serve as Executive Vice President and Lead Portfolio Manager of Janus Henderson Overseas Portfolio (the “Portfolio”). As a result, all references to Mr. Maris serving in those capacities are removed from the Portfolio’s prospectuses and statements of additional information. Julian McManus will continue to serve as Executive Vice President and Portfolio Manager of the Portfolio.

Please retain this Supplement with your records.